THE MAINSTAY FUNDS

MainStay 130/30 Growth Fund

Supplement dated July 1, 2011 (“Supplement”)
to the Summary Prospectus and Prospectus for MainStay 130/30 Growth Fund
dated February 28, 2011 (the “Prospectus”)

This Supplement updates certain information contained in the above-dated Summary Prospectus and Prospectus for the MainStay 130/30 Growth Fund (the “Fund”).  You may obtain copies of the Summary Prospectus, Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn:  MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.  These documents are also available via the internet on the Fund’s website at mainstayinvestments.com.  Please review this important information carefully.

On June 29, 2011, the Board of Trustees (the “Board”) approved a proposal to liquidate the Fund. The Fund will be liquidated on or about September 30, 2011 (the “Liquidation Date”).

In connection with the liquidation, the Board approved the closure of the Fund to all new investors as of July 5, 2011.  Effective July 5, 2011, new account requests and exchanges into the Fund will no longer be accepted. Investors owning shares of the Fund on July 5, 2011 may continue to purchase shares, including through dividend reinvestments. Furthermore, the Board approved the closure of the Fund to purchases by existing shareholders effective September 20, 2011.

Following the closure of the Fund to new investments, Madison Square Investors LLC, the Fund’s subadvisor, will begin transitioning the Fund’s portfolio so that its assets are held in cash and cash equivalents in preparation for the orderly liquidation and subsequent distribution of its assets on the Liquidation Date.  During this transition period, the Fund will no longer be pursuing its investment objective or be managed consistent with the investment strategies stated in the Prospectus. This is likely to impact Fund performance.

Prior to the Liquidation Date, shareholders of the Fund may:

•	Remain invested in the Fund;

•	Exchange their shares of the Fund for shares of the appropriate class of any other open MainStay Fund, subject to the requirements and limitations in the Prospectus; or

•	Redeem their shares.

If no action is taken by a Fund shareholder prior to the Liquidation Date, the Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating distribution in cash equal to the shareholder’s proportionate interest in the net assets of the Fund.

You may be subject to federal, state, local or foreign taxes on exchanges, redemptions or liquidations of Fund shares. You should consult your tax adviser for information regarding all tax consequences applicable to your investment in the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.